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                       SECOND AMENDMENT TO LOAN AGREEMENT


         THIS SECOND AMENDMENT TO LOAN AGREEMENT, made as of this 15th day of April, 1997, (this "Amendment"), among WESTERN PCS II CORPORATION, a Delaware corporation (the "Borrower"), NORTHERN TELECOM INC., a Delaware corporation ("NTI"), as Administrative Agent and as a Lender, NTFC Capital Corporation, a Delaware corporation ("NTFC"), and Export Development Corporation, a Canadian crown corporation ("EDC" and, together with NTI and NTFC, the "Lenders").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, NTI as Administrative Agent and the Lenders party thereto are parties to that certain Loan Agreement, dated as of June 30, 1995, as amended by the First Amendment to Loan Agreement, dated as of March 6, 1997 (as amended, the "Loan Agreement");

         WHEREAS, the borrower and the Lenders desire to amend the loan Agreement as hereinafter set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties agree as follows:

         1. Capitalized Terms. Capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement except as otherwise defined or limited herein.

         2. Amendment to Definition of "Commitment". The definition of "Commitment" is hereby deleted in its entirety and the following substituted in lieu thereof:

         "Commitment" shall mean the obligation of the Lenders to advance to the Borrower an amount equal at any time to the lesser of (i) $300,000,000 and (ii) [*} of the aggregate of all Capital Expenditures (excluding any amounts paid or due to Affiliates of the borrower) of the Borrower or its Subsidiaries from the Agreement Date to such time."

         3. Amendment to Section 7.9. Section 7.9 is hereby amended by (i) deleting in the eighth line thereof the semi-colon and substituting a period in lieu thereof, and (ii) deleting all of the remainder of such section after such semi-colon.

         4. Amendment to Exhibit E, "Form of Request for Advance". Exhibit E "Form of Request For Advance [Initial Advance]" is hereby amended in its entirety by substituting in lieu thereof the "Form of Request for Advance" attached hereto as Exhibit 1.

         5. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:


--------------
* Information omitted and filed separately with the SEC pursuant to request for confidential treatment under Rule 24b-2 under the Securities Exchange Act of 1934, as amended.


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                  a. Each representation and warranty set forth in Article 4 of the Loan Agreement (as amended hereby) is hereby restated and affirmed as true and correct as of the date hereof.

                  b. The Borrower has the corporate power and authority (i) to enter into this Amendment, and (ii) to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

                  c. This Amendment has been duly authorized, validly executed and delivered by one or more Authorized Signatories and constitutes the legal, valid and binding obligation of the borrower, enforceable against the Borrower in accordance with its terms; and

                  d. The execution and delivery of this Amendment and performance by the Borrower of its Obligations under the Loan Agreement, as amended hereby, do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower or any of its Subsidiaries which has not already been obtained, and are not and will not be in contravention of or in conflict with the Certificate of Incorporation or Bylaws of the Borrower, or the provision of any Applicable Law or any material indenture, agreement, or other instrument, to which the Borrower or any Subsidiary is a party or by which their respective assets or properties are bound or affected.

         6. Conditions Precedent to Effective of Amendment. The effectiveness of this Amendment is subject to the prior fulfillment of each of the following conditions:

                  a. the truth and accuracy of the representations and warranties contained in Article 5 hereof;

                  b. the receipt by the Administrative Agent of an incumbency certificate with respect to the officers of the Borrower signing this Amendment on behalf of the Borrower, in form and substance satisfactory to the Administrative Agent; and

                  c. the receipt by the Administrative Agent of any other documents which it may reasonably request, certified by an appropriate governmental official or officer of the Borrower if so requested.

         7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

         8. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN NEW YORK.

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         9. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

         10. No Other Amendment. Except for the amendments set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect, and references in any Loan Document to any Loan Document amended hereby or in connection with this Amendment shall be deemed to refer for all purposes to such Loan Documents as so amended.

         11. Notice of Effectiveness. The Administrative Agent shall notify the Lenders upon the effectiveness of this Second Amendment to the Loan Agreement.

         IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.


                             BORROWER:

                             WESTERN PCS II CORPORATION, a Delaware corporation


                             By                /s/ John W. Stanton
                               -------------------------------------------------
                             Title             Chairman of the Board
                                   ---------------------------------------------

                             ADMINISTRATIVE AGENT:

                             NORTHERN TELECOM INC., a Delaware corporation


                             By                /s/ Paul D. Day
                               -------------------------------------------------
                             Title    Director, Customer Finance
                                   ---------------------------------------------


                             LENDERS:

                             NORTHERN TELECOM INC., a Delaware corporation


                             By                /s/ Paul D. Day
                               -------------------------------------------------
                             Title    Director, Customer Finance
                                   ---------------------------------------------


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                             NTFC CAPITAL CORPORATION, a Delaware corporation


                             By       /s/      Jerry E. Vaughn
                               -------------------------------------------------
                             Title             Senior Vice President
                                   ---------------------------------------------


                             EXPORT DEVELOPMENT CORPORATION, a Canadian crown corporation


                             By                /s/ Peter A. Foran
                               -------------------------------------------------
                             Title    Peter A. Foran, Vice President
                                      Information Technologies Team
                                   ---------------------------------------------


                             By                /s/ Andrea Millen
                               -------------------------------------------------
                             Title    Financial Services Manager
                                      Information Technologies Team
                                   ---------------------------------------------

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